EXHIBIT E

HISTORICAL PERFORMANCE

Allianz Life periodically advertises performance of the investment options. Allianz Life will calculate performance by determining the percentage change in the value of an Accumulation Unit by dividing the increase (decrease) for that unit by the value of the Accumulation Unit at the beginning of the period. This performance number, reflected in the charts below, reflects the deduction of the annual insurance charge of 0.60%, or 2% with the LifeFund Benefits, and the Portfolio expenses, but not the annual surrender charges, premium fees, administrative charges, rider charges, the No Lapse Guarantee charges, or cost of insurance charge. If they were included performance would be lower. Allianz Life may also advertise cumulative total return information. Cumulative total return is determined the same way except that the results are not annualized. Performance may be shown from sub-account inception or, if earlier, investment option inception. Performance information for the investment options may also be advertised; see the investment option prospectuses for more information.

Upon request, Allianz Life will accompany the returns of the Investment Options with an illustration as described in Appendix A to the Prospectus. The illustration will show you how Policy Values, Cash Surrender Values and death benefits of your Policy will change with the investment experience of the portfolios. The Policy Values, Cash Surrender Values and death benefits in the illustration will take into account all charges and deductions against the Policy. The illustration is hypothetical and may not be used to project or predict investment results. It will be based on the attained age, sex, (where permitted by state law) and rate class of the proposed insured for the Face Amount or premium requested.

Since the rates of return in the charts below do not reflect all charges, they are not illustrative of how actual investment performance will affect benefits under the Policy. For a discussion of Policy charges, please see section 4 - Expenses in the Prospectus.

Any performance advertised will be based on historical data. It does not guarantee future results of the investment options.

Life Fund - Performance Since Sub-Account Inception
Without Life Fund Benefit Annual Insurance Charges
Total return for the period ended December 31, 2000:
-----------------------------------------------------------------------------------------------------------------------------------

Investment Choices                                Inception Date  1-Year      3-Year      5-Year    10-Year  Since Inception
-----------------------------------------------------------------------------------------------------------------------------------

AZOA VIP Diversified Assets                        11/11/1999       2.89%       N/A        N/A        N/A       4.16%
AZOA VIP Fixed Income Fund                         11/11/1999      11.05%       N/A        N/A        N/A       7.33%
AZOA VIP Growth Fund                               11/11/1999     -10.81%       N/A        N/A        N/A      -3.67%
Franklin Growth and Income Fund, Class 2(1)         1/24/1989      17.09%       8.12%      12.74%    12.84%    10.59%
Franklin Rising Dividends Securities Fund, Class 2(1)1/27/1992     19.99%       4.49%      13.24%     N/A      10.30%
Franklin Small Cap Fund, Class 2(1)                 11/1/1995     -15.27%      17.63%      19.51%     N/A      19.17%
Franklin U.S. Government Fund, Class 2              3/14/1989      10.73%       5.15%       5.40%     7.02%     7.06%
Mutual Discovery Securities Fund, Class 2(1)        11/8/1996       9.55%       8.29%      N/A        N/A      10.90%
Mutual Shares Securities Fund, Class 2(1)           11/8/1996      12.57%       8.14%      N/A        N/A      10.80%
Templeton Developing Markets Equity Fund, Class 2(1/2)3/15/1994   -30.09%      -5.84%      -1.75%     N/A      -1.70%
Templeton Growth Securities Fund, Class 2(1)        3/15/1994       0.87%       9.49%      12.29%     N/A      11.15%

--------------------------------------------------------------------------------------------------------------------------
(1) Ongoing stock market volatility can dramatically change the funds' short-term performance; current results may differ.

(2) For Templeton Developing Markets Securities Fund, performance prior to the 5/1/00 merger reflects the historical performance of the Templeton Developing Markets Fund.

Performance is shown only for the above Investment Options since the remaining Investment Options being offered did not commence operations with the Separate Account until after December 31, 2000.

Life Fund with Benefits - Performance Since Sub-Account Inception
With Life Fund Benefit Annual Insurance Charges
Total return for the period ended December 31, 2000:
-----------------------------------------------------------------------------------------------------------------------------------

Investment Choices                              Inception Date  1-Year      3-Year      5-Year   10-Year   Since Inception
-----------------------------------------------------------------------------------------------------------------------------------
AZOA VIP Diversified Assets                          11/11/1999       1.47%       N/A        N/A        N/A       2.72%
AZOA VIP Fixed Income Fund                           11/11/1999       9.51%       N/A        N/A        N/A       5.84%
AZOA VIP Growth Fund                                 11/11/1999     -12.05%       N/A        N/A        N/A      -5.00%
Franklin Growth and Income Fund, Class 2(1)           1/24/1989      15.47%      6.62%      11.17%    11.27%     9.08%
Franklin Rising Dividends Securities Fund,Class 2(1)  1/27/1992      18.33%      3.04%      11.66%      N/A       8.77%
Franklin Small Cap Fund, Class 2(1)                   11/1/1995     -16.45%      16.00%     17.84%      N/A      17.52%
Franklin U.S. Government Fund, Class 2                3/14/1989       9.19%       3.69%      3.94%    5.53%       5.58%
Mutual Discovery Securities Fund, Class 2(1)          11/8/1996       8.03%       6.79%      N/A        N/A       9.36%
Mutual Shares Securities Fund, Class 2(1)             11/8/1996      11.01%       6.63%      N/A        N/A       9.27%
Templeton Developing Markets Equity Fund,Class 2(1/2) 3/15/1994     -31.06%      -7.14%      -3.11%     N/A      -3.06%
Templeton Growth Securities Fund, Class 2(1)          3/15/1994      -0.53%       7.96%      10.72%     N/A       9.61%

-----------------------------------------------------------------------------------------------------------------------
(1) Ongoing stock market volatility can dramatically change the funds' short-term performance; current results may differ.

(2) For Templeton Developing Markets Securities Fund, performance prior to the 5/1/00 merger reflects the historical performance of the Templeton Developing Markets Fund.

Performance is shown only for the above Investment Options since the remaining Investment Options being offered did not commence operations with the Separate Account until after December 31, 2000.

Life Fund - Performance Since Portfolio Inception
Without Life Fund Benefit Annual Insurance Charges
Total return for the period ended December 31, 2000:

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          Since
Investment Choices                                       Inception Date    1-Year      3-Year      5-Year      10-Year   Inception
-----------------------------------------------------------------------------------------------------------------------------------
AIM VI Capital Appreciation Fund                              5/5/1993     -11.44%      14.73%      14.77%       N/A      16.65%
AIM VI International Equity Fund                              5/5/1993     -26.84%       8.98%      10.42%       N/A      10.94%
AIM VI Value Fund                                             5/5/1993     -15.16%      12.97%      15.18%       N/A      16.61%
Alger American MidCap Growth Portfolio                        5/3/1993       8.53%      22.59%      18.56%       N/A      21.83%
AZOA VIP Diversified Assets                                 11/11/1999       2.89%       N/A         N/A         N/A       4.16%
AZOA VIP Fixed Income Fund                                  11/11/1999      11.05%       N/A         N/A         N/A       7.33%
AZOA VIP Global Opportunities Fund                            2/1/2000        N/A        N/A         N/A         N/A     -16.77%
AZOA VIP Growth Fund                                        11/11/1999     -10.81%       N/A         N/A         N/A      -3.67%
AZOA VIP Money Market Fund                                    2/1/2000        N/A        N/A         N/A         N/A       5.08%
Davis VA Financial Portfolio                                  7/1/1999      30.19%        N/A        N/A         N/A      13.19%
Davis VA Value Portfolio                                      7/1/1999       8.65%        N/A        N/A         N/A       7.30%
Franklin Growth and Income Fund, Class 2(1)                  1/24/1989      17.09%       8.12%      12.74%      12.84%    10.59%
Franklin Rising Dividends Securities Fund, Class 2(1)        1/27/1992      19.99%       4.49%      13.24%       N/A      10.30%
Franklin Small Cap Fund, Class 2(1)                          11/1/1995     -15.27%      17.63%      19.51%       N/A      19.17%
Franklin U.S. Government Fund, Class 2                       3/14/1989      10.73%       5.15%       5.40%       7.02%     7.06%
Mutual Discovery Securities Fund, Class 2(1)                 11/8/1996       9.55%       8.29%       N/A         N/A      10.90%
Mutual Shares Securities Fund, Class 2(1)                    11/8/1996      12.57%       8.14%       N/A         N/A      10.80%
Templeton Developing Markets Equity Fund, Class 2(1/2)       3/15/1994     -30.09%      -5.84%      -1.75%       N/A      -1.70%
Templeton Growth Securities Fund, Class 2(1)                 3/15/1994       0.87%       9.49%      12.29%       N/A      11.15%
Oppenheimer VA Global Securities Fund                       11/12/1990       4.46%      23.12%      21.61%      15.07%    14.88%
Oppenheimer VA High Income Fund                              4/30/1986      -4.31%      -0.37%       4.79%      11.05%     9.86%
Oppenheimer VA Main Street Growth & Income Fund               7/5/1995      -9.32%       4.52%      14.64%       N/A      17.91%
PIMCO VIT High Yield Bond Portfolio, Admin Class             4/30/1998      -1.46%        N/A        N/A         N/A       0.85%
PIMCO VIT Stocks PLUS Growth & Income Portfolio, Admin Class12/31/1997     -10.04%      11.50%       N/A         N/A      11.49%
PIMCO VIT Total Return Bond Portfolio, Admin Class          12/31/1997       9.53%       5.33%       N/A         N/A       5.33%
SP Jennison International Growth, Class 2                   12/15/2000       N/A          N/A        N/A         N/A      -0.38%
SP Strategic Partners Focused Growth, Class 2               12/15/2000       N/A          N/A        N/A         N/A      -5.11%
Seligman Henderson Global Technology Fund, Class 1            5/2/1996     -24.20%      30.88%       N/A         N/A      24.28%
Seligman Small Cap Value Fund, Class 1                        5/1/1998      32.20%        N/A        N/A         N/A      15.50%
Van Kampen LIT Emerging Growth Portfolio, Class II            7/3/1995     -10.96%      35.22%      27.97%       N/A      28.70%
-----------------------------------------------------------------------------------------------------------------------------------
(1) Ongoing stock market volatility can dramatically change the funds' short-term performance; current results may differ.

(2) For Templeton Developing Markets Securities Fund, performance prior to the 5/1/00 merger reflects the historical performance of the Templeton Developing Markets Fund.

Performance is shown only for the above Investment Options since the remaining Investment Options being offered did not commence operations until after December 31, 2000.

Life Fund with Benefits - Performance Since Portfolio Inception
With Life Fund Benefit Annual Insurance Charges
Total return for the period ended December 31, 2000:
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         Since
Investment Choices                                       Inception Date  1-Year      3-Year      5-Year      10-Year    Inception
-----------------------------------------------------------------------------------------------------------------------------------
AIM VI Capital Appreciation Fund                              5/5/1993     -12.67%      13.13%      13.17%      N/A      15.03%
AIM VI International Equity Fund                              5/5/1993     -27.86%       7.47%       8.89%      N/A       9.40%
AIM VI Value Fund                                             5/5/1993     -16.33%      11.40%      13.58%      N/A      14.99%
Alger American MidCap Growth Portfolio                        5/3/1993       7.03%      20.89%      16.91%      N/A      20.14%
AZOA VIP Diversified Assets                                 11/11/1999       1.47%       N/A          N/A       N/A       2.72%
AZOA VIP Fixed Income Fund                                  11/11/1999       9.51%       N/A          N/A       N/A       5.84%
AZOA VIP Global Opportunities Fund                            2/1/2000        N/A        N/A          N/A       N/A     -17.92%
AZOA VIP Growth Fund                                        11/11/1999     -12.05%       N/A          N/A       N/A      -5.00%
AZOA VIP Money Market Fund                                    2/1/2000        N/A        N/A          N/A       N/A       3.63%
Davis VA Financial Portfolio                                  7/1/1999      28.38%       N/A         N/A        N/A      11.62%
Davis VA Value Portfolio                                      7/1/1999       7.14%       N/A         N/A        N/A       5.81%
Franklin Growth and Income Fund, Class 2(1)                  1/24/1989      15.47%       6.62%      11.17%      11.27%    9.08%
Franklin Rising Dividends Securities Fund, Class 2(1)        1/27/1992      18.33%       3.04%      11.66%      N/A       8.77%
Franklin Small Cap Fund, Class 2(1)                          11/1/1995     -16.45%      16.00%      17.84%      N/A      17.52%
Franklin U.S. Government Fund, Class 2                       3/14/1989       9.19%       3.69%       3.94%       5.53%    5.58%
Mutual Discovery Securities Fund, Class 2(1)                 11/8/1996       8.03%       6.79%        N/A       N/A       9.36%
Mutual Shares Securities Fund, Class 2(1)                    11/8/1996      11.01%       6.63%        N/A       N/A       9.27%
Templeton Developing Markets Equity Fund, Class 2(1/2)       3/15/1994     -31.06%      -7.14%      -3.11%      N/A      -3.06%
Templeton Growth Securities Fund, Class 2(1)                 3/15/1994      -0.53%       7.96%      10.72%      N/A       9.61%
Oppenheimer VA Global Securities Fund                       11/12/1990       3.01%      21.41%      19.92%      13.47%   13.28%
Oppenheimer VA High Income Fund                              4/30/1986      -5.64%      -1.75%       3.33%       9.50%    8.34%
Oppenheimer VA Main Street Growth & Income Fund               7/5/1995     -10.58%       3.07%      13.05%      N/A      16.27%
PIMCO VIT High Yield Bond Portfolio, Admin Class             4/30/1998      -2.83%       N/A          N/A       N/A      -0.55%
PIMCO VIT Stocks PLUS Growth & Income Portfolio, Admin Class12/31/1997     -11.28%       9.95%        N/A       N/A       9.94%
PIMCO VIT Total Return Bond Portfolio, Admin Class          12/31/1997       8.01%       3.87%        N/A       N/A       3.86%
SP Jennison International Growth, Class 2                   12/15/2000        N/A        N/A          N/A       N/A      -0.43%
SP Strategic Partners Focused Growth, Class 2               12/15/2000        N/A        N/A          N/A       N/A      -5.16%
Seligman Henderson Global Technology Fund, Class 1            5/2/1996     -25.25%      29.06%        N/A       N/A      22.56%
Seligman Small Cap Value Fund, Class 1                        5/1/1998      30.37%       N/A          N/A       N/A      13.89%
Van Kampen LIT Emerging Growth Portfolio, Class II            7/3/1995     -12.20%      33.34%      26.19%      N/A      26.91%
-----------------------------------------------------------------------------------------------------------------------------------
(1) Ongoing stock market volatility can dramatically change the funds' short-term performance; current results may differ.

(2) For Templeton Developing Markets Securities Fund, performance prior to the 5/1/00 merger reflects the historical performance of the Templeton Developing Markets Fund.

Performance is shown only for the above Investment Options since the remaining Investment Options being offered did not commence operations until after December 31, 2000.